                                                                      [DTS LOGO]


PRESS RELEASE

               DTS REPORTS STRONG THIRD QUARTER FINANCIAL RESULTS

AGOURA HILLS, CALIF. - October 30, 2003 - Digital Theater Systems, Inc. (DTS) (Nasdaq: DTSI) today announced financial results for the three and nine months ended September 30, 2003.

For the third quarter of 2003, DTS reported total revenues of $13.3 million, an increase of 41% over $9.5 million in the third quarter of 2002. Net income attributable to common stockholders was $2.4 million, or $0.16 per diluted share, in the third quarter of 2003 compared to net income attributable to common stockholders of $399,000, or $0.04 per diluted share, in the third quarter of 2002. Gross margins for the quarter were 78% compared to 67% in the same quarter of 2002.

For the nine-month period ended September 30, 2003, DTS reported total revenues of $36.8 million, representing an increase of 35% over $27.3 million in the same period of 2002. Net income attributable to common stockholders for the nine-month period ended September 30, 2003 was $5.3 million, or $0.59 per diluted share, compared to $1.3 million, or $0.14 per diluted share, in the same period of 2002.

"We are pleased with our overall performance in the quarter, and are encouraged by the continued progress across our business," commented Jon Kirchner, President and CEO of DTS. "In our consumer business, we saw growth in our emerging markets, and in sales of DVD and home theater systems. In the car market, we announced the availability of DTS 5.1-channel decoding in the 2004 Acura TL, the first car in the US to include DTS technology as a standard feature. In broadcast, we drove the unique 5.1 surround sound transmission of a live concert by David Bowie, which illustrated the synergy and power of our consumer and theatrical businesses working together.

"In our theatrical business, licensing revenue was solid, as movie studios continued to incorporate DTS soundtracks on their major releases. In addition, sales of our DTS-6D, DTS-6AD and XD-10 Cinema Media Players for the core audio processing market were in line with our expectations. We made progress in working with clients to demonstrate the feasibility and advantages of our XD-10 for preshow and DTS-CSS for subtitling applications, which are in the early phase of their adoption cycle."

"We continue to execute on our plans to drive the penetration of DTS technology into and across all our markets," concluded Mr. Kirchner.

CONFERENCE CALL INFORMATION

DTS will broadcast a conference call discussing the company's second quarter results today, Thursday, October 30, 2003, starting at 5:00 p.m. Eastern Time. A live Webcast of the call will be available from the Investor Relations section of the company's corporate website at http://phx.corporate-ir.net/phoenix.zhtml?c=142468&p=irol-IRHome. A replay of the Webcast will begin two hours after the completion of the call, and will be available through November X, 2003. An audio replay of the call will also be available to investors beginning at 7:00 p.m. ET on October 30, 2003, through November 2, 2003, by dialing 800-405-2236 and entering the passcode 556667.

ABOUT DTS

DTS (Digital Theater Systems, Inc.) (Nasdaq: DTSI) is a digital technology company dedicated to delivering the ultimate entertainment experience. DTS decoders are in virtually every major brand of 5.1-channel surround processors, and there are more than 200 million DTS-licensed consumer electronics products available worldwide. A pioneer in multi-channel audio, DTS technology is in home theatre, car audio, PC and game console products, as well as 5.1 Music Discs, DVD-Video, DVD-Audio and DVD-ROM software. Additionally, DTS is featured on more than 20,000 motion picture screens worldwide. Founded in 1993, DTS is headquartered in Agoura Hills, California and has offices in the United Kingdom, Japan and China. For further information, please visit www.dtsonline.com.
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                                       2


DTS, DTS-ES, Neo:6 and DTS Entertainment are trademarks of Digital Theater Systems, Inc.

INVESTOR RELATIONS CONTACTS:                        PRESS CONTACT:
Erica Abrams or Annie Palmore                       Kristin Thomson
the blueshirt group for DTS                         Director of Public Relations
415-217-7722                                        DTS
erica@blueshirtgroup.com                            818-706-3525
annie@blueshirtgroup.com                            kthomson@dtsonline.com

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the company's inclusion in or exclusion from governmental and industry standards, customer acceptance of the company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in the Company's public filings with the Securities and Exchange Commission, available at www.sec.gov. DTS assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

                                       ###
                               (TABLES TO FOLLOW )
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                          DIGITAL THEATER SYSTEMS, INC.

                           CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, expert share and per share amounts)


                                                                                            As of             As of
                                                                                         December 31,      September 30,
                                                                                        ------------      -------------
                                                                                            2002              2003
                                                                                        ------------      -------------
                                                                                                            (Unaudited)
ASSETS

Current assets:
        Cash and cash equivalents                                                            $  1,907        $ 46,955
        Short-term investments                                                                  2,144           4,041
        Accounts receivable, net of allowance for doubtful accounts of $437
               and $429 at December 31, 2002 and September 30, 2003, respectively               5,618           4,137
        Inventories                                                                             4,646           6,303
        Deferred tax assets, net                                                                5,129           5,434
        Prepaid expenses and other                                                                729           1,879
                                                                                             --------        --------
                       Total current assets                                                    20,173          68,749
Property and equipment, net                                                                     3,099           2,913
Patents and trademarks                                                                            442             426
Deferred tax assets                                                                             2,049           2,049
Other assets                                                                                       16              21
                                                                                             --------        --------
                       Total assets                                                          $ 25,779        $ 74,158
                                                                                             ========        ========
LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
        Accounts payable                                                                     $  2,638        $  3,050
        Accrued expenses                                                                        5,627           6,626
        Income taxes payable                                                                    2,527           1,926
                                                                                             --------        --------
                       Total current liabilities                                               10,792          11,602
Commitments and contingencies
Mandatorily redeemable preferred stock - $0.0001 par value, 10,000,000 shares authorized at December 31, 2002; 7,800,891 and no shares outstanding at
        December 31, 2002 and September 30, 2003, respectively                                 21,302              --
Stockholders' equity (deficit):
        Preferred stock - $0.0001 par value, 5,000,000 shares authorized at
               September 30, 2003                                                                  --              --
        Common stock - $0.0001 par value, 30,000,000 shares authorized at
               December 31, 2002, 70,000,000 shares authorized at September 30,
               2003; 4,412,116 and 13,759,449 shares issued and outstanding at
               December 31, 2002 and September 30, 2003, respectively                               1               1
        Additional paid-in capital                                                             (1,008)         62,531
        Retained earnings (accumulated deficit)                                                (5,308)             24
                                                                                             --------        --------
                       Total stockholders' equity (deficit)                                    (6,315)         62,556
                                                                                             --------        --------
                       Total liabilities, mandatorily redeemable preferred stock and
                              stockholders' equity (deficit)                                 $ 25,779        $ 74,158
                                                                                             ========        ========


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                          DIGITAL THEATER SYSTEMS, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
           (Amounts in thousands, expert share and per share amounts)


                                                                For the Three Months Ended          For the Nine Months Ended
                                                                       September 30,                      September 30,
                                                              ------------------------------      ------------------------------
                                                                  2002              2003              2002              2003
                                                              ------------      ------------      ------------      ------------
                                                                       (Unaudited)                         (Unaudited)
Revenues:
       Technology and film licensing                          $      6,949      $     10,632      $     20,473      $     30,310
       Product sales and other revenues                              2,514             2,702             6,787             6,481
                                                              ------------      ------------      ------------      ------------
             Total revenues                                          9,463            13,334            27,260            36,791
Cost of goods sold:
       Technology and film licensing                                   882             1,294             2,815             3,179
       Product sales and other revenues                              2,208             1,596             5,516             4,913
                                                              ------------      ------------      ------------      ------------
             Total cost of goods sold                                3,090             2,890             8,331             8,092
                                                              ------------      ------------      ------------      ------------
Gross profit                                                         6,373            10,444            18,929            28,699
Operating expenses:
       Selling, general and administrative                           4,136             5,092            11,848            14,948
       Research and development                                        865             1,304             2,726             3,648
                                                              ------------      ------------      ------------      ------------
             Total operating expenses                                5,001             6,396            14,574            18,596
                                                              ------------      ------------      ------------      ------------
Income from operations                                               1,372             4,048             4,355            10,103
Interest and other (income) expense, net                                 6               (51)              100                 3
                                                              ------------      ------------      ------------      ------------
Income before provision for income taxes                             1,366             4,099             4,255            10,100
Provision for income taxes                                             509             1,407             1,585             3,534
                                                              ------------      ------------      ------------      ------------
Net income                                                             857             2,692             2,670             6,566
Accretion and accrued dividends on preferred stock                    (458)             (299)           (1,386)           (1,234)
                                                              ------------      ------------      ------------      ------------
Net income attributable to common stockholders                $        399      $      2,393      $      1,284      $      5,332
                                                              ============      ============      ============      ============
Net income attributable to common stockholders per
    common share:
       Basic                                                  $       0.09      $       0.19      $       0.30      $       0.74
                                                              ============      ============      ============      ============
       Diluted                                                $       0.04      $       0.16      $       0.14      $       0.59
                                                              ============      ============      ============      ============
Weighted average shares used to compute net income
    attributable to common stockholders per common share:
       Basic                                                     4,295,419        12,691,607         4,295,419         7,227,480
                                                              ============      ============      ============      ============
       Diluted                                                   9,216,984        15,134,737         9,072,086         9,058,898
                                                              ============      ============      ============      ============